                                                                       EXHIBIT A

                       SCHEDULE 13D JOINT FILING AGREEMENT

     In accordance with the requirements of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and subject to the limitations set forth therein, the parties set forth below agree to jointly file the Schedule 13D to which this joint filing agreement is attached, and have duly executed this joint filing agreement as of the date set forth below.


Date: May 5, 2003

                                      MANTICORE PROPERTIES, LLC

                                      By:        /s/ William A. Ackman
                                           -------------------------------------
                                           Name:  William A. Ackman
                                           Title: Managing Member

                                      MANTICORE PROPERTIES II, L.P.

                                      By:  Mantpro, LLC
                                           its General Partner

                                      By:        /s/ William A. Ackman
                                           -------------------------------------
                                           Name:  William A. Ackman
                                           Title: Managing Member


                                      MANTPRO, LLC

                                      By:        /s/ William A. Ackman
                                           -------------------------------------
                                           Name:  William A. Ackman
                                           Title: Managing Member


                                      GOTHAM PARTNERS, L.P.

                                      By:  Section H Partners, L.P.,
                                           its general partner
                                      By:  Karenina Corporation
                                           a general partner of Section H
                                           Partners, L.P.

                                      By:        /s/ William A. Ackman
                                           -------------------------------------
                                           Name:  William A. Ackman
                                           Title: President

                                Page 1 of 2 Pages

                                      GOTHAM PARTNERS III, L.P.

                                      By:  Section H Partners, L.P.,
                                           its general partner

                                      By:  Karenina Corporation
                                           a general partner of Section H
                                           Partners, L.P.

                                      By:        /s/ William A. Ackman
                                           -------------------------------------
                                           Name:  William A. Ackman

                                      Title: President


                                      GOTHAM INTERNATIONAL ADVISORS, L.L.C.

                                      By:        /s/ William A. Ackman
                                           -------------------------------------
                                           Name:  William A. Ackman
                                           Title: Senior Managing Member


                                      GOTHAM HOLDINGS II, L.L.C.

                                      By:  Gotham Holdings Management LLC,
                                           the Manager

                                      By:        /s/ William A. Ackman
                                           -------------------------------------
                                           Name:  William A. Ackman
                                           Title: Senior Managing Member


                                      GOTHAM HOLDINGS III, L.L.C.

                                      By:  Gotham Holdings Management LLC,
                                           the Manager

                                      By:        /s/ William A. Ackman
                                           -------------------------------------
                                           Name:  William A. Ackman
                                           Title: Senior Managing Member


                                           /s/ William A. Ackman
                                      ------------------------------------------
                                           William A. Ackman


                                           /s/ David P. Berkowitz
                                      ------------------------------------------
                                           David P. Berkowitz

                                Page 2 of 2 Pages